UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000

Reston, VA 20190

(Address of principal executive offices, including zip code)

(571) 730-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Lightbridge Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A, which amends the Company’s Form 8-K filed on November 15, 2017 (the “Original 8-K”), solely for the purpose of filing copies of: (i) the Co-Ownership Agreement, dated November 14, 2017, between the Company and Framatome (f/k/a AREVA NP, S.A.S.) (“Framatome”), as Exhibit 10.1 hereto; (ii) the Research and Development Services Agreement, dated November 14, 2017, between the Company and Framatome, as Exhibit 10.2 hereto; and (iii) the Intellectual Property Annex, dated November 14, 2017, between the Company and Framatome, as Exhibit 10.3 hereto. The exhibits were previously omitted from the Original 8-K. No other changes have been made to the Original 8-K other than in respect of the foregoing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Co-Ownership Agreement, dated November 14, 2017, between the Company and Framatome (f/k/a AREVA NP, S.A.S.).
10.2*	Research and Development Services Agreement, dated November 14, 2017, between the Company and Framatome (f/k/a AREVA NP, S.A.S.).
10.3	Intellectual Property Annex, dated November 14, 2017, between the Company and Framatome (f/k/a AREVA NP, S.A.S.).

___________

* Confidential treatment has been requested with respect to the redacted portions of the referenced exhibits. Such provisions have been filed separately with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Dated: March 5, 2018	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	President and Chief Executive Officer

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